UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                              CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                     Date of Report: October 31, 2007
                     (Date of earliest event reported)



                         SPINDLETOP OIL & GAS CO.
          (Exact name of registrant as specified in its charter)


            Texas                       000-18774              75-2063001
  (State or other jurisdiction      (Commission File No.)  (IRS Employer ID #)
of incorporation or organization)


                       12850 Spurling Rd., Suite 200
                           Dallas, Texas  75230
                 (Address of principal executive offices)


                              (972) 644-2581
           (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions


[     ]     Written communications pursuant to rule 425 under the Securities
            Act (17 CFR 230.425)

[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







Section 1 - Registrant's Business and Operations

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.


On October 31, 2007, Paul E. Cash resigned as a member the Board of Directors of Spindletop Oil & Gas Co. ("the Company"). Mr. Cash (age 75) had been a director of the Company since 1990. At the time of his resignation, Mr. Cash had no disagreement with the Company on any matter relating to the Company's operations, policies or practices.















































                                Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SPINDLETOP OIL & GAS CO.
                                                 (Registrant)


Date:  November 6, 2007                   By: /s/ Chris G. Mazzini
                                              Chris G. Mazzini
                                              President and Chief
                                              Executive Officer